Exhibit 99.1
August 8, 2011
BroadSoft Reports Record Second Quarter 2011 Financial Results
GAITHERSBURG, MD, August 8, 2011 — BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of software that enables mobile, fixed-line, and cable service providers to deliver real time voice and multimedia communications services over their IP-based networks, today announced financial results for the quarter and six months ended June 30, 2011.
Financial Highlights for the Second Quarter of 2011
•	Total revenue increased 63% year-over-year to $32.2 million

•	License revenue increased 82% year-over-year to $19.2 million

•	GAAP gross profit increased to 81% of total revenue; non-GAAP gross profit increased to 82% of total revenue

•	GAAP income from operations increased to $5.6 million or 18% of revenue; non-GAAP income from operations increased to $7.8 million, or 24% of revenue.

•	GAAP diluted EPS increased to $0.57 per common share; non-GAAP diluted EPS increased to $0.29 per common share
Results for the three months ended June 30, 2011
Total revenue rose to $32.2 million in the second quarter of 2011, an increase of 63% compared to $19.8 million in the second quarter of 2010.
Net income for the second quarter of 2011 was $15.8 million, or $0.57 per diluted common share, compared to a net loss of ($1.8) million, or $(0.20) per basic and diluted common share, for the second quarter of 2010. In addition, GAAP results for the second quarter of 2011 included an income tax benefit of $9.9 million, or $0.36 per diluted common share, resulting from the release of a tax valuation allowance relating to net deferred tax assets.
On a non-GAAP basis, net income for the second quarter of 2011 was $8.2 million, or $0.29 per diluted common share, compared to a non-GAAP net loss of $0.5 million, or $(0.03) per basic and diluted common share, in the second quarter of 2010. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the six months ended June 30, 2011
Total revenue was $61.8 million for the first six months of 2011, compared to $37.6 million for the first six months of 2010, reflecting year-over-year growth of 65%.
Net income for the first six months of 2011 was $19.5 million, or $0.70 per diluted share, compared to a net loss of $4.4 million, or $(0.58) per basic and diluted share for the first six months of 2010. In addition, GAAP results for the six months ended June 30, 2011 included an income tax benefit of $9.9 million, or $0.36 per diluted common share, resulting from the release of a tax valuation allowance.
On a non-GAAP basis, net income for the first six months of 2011 was $13.2 million or $0.48 per diluted share, compared to a non-GAAP net loss of $2.6 million, or $(0.13) per basic and diluted share in the first six months of 2010. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary

“We continue to see demand across our product line grow globally, helping drive our record second quarter financial results,” said Michael Tessler, president and chief executive officer, BroadSoft. “We believe our financial performance for the first half of 2011 demonstrates our ability to execute our long-term strategy of enabling our customers to deliver innovative, real-time communications services to their subscribers.”
“We are again delighted to deliver another strong quarter, marked by an 82% increase in license revenue compared to the same period in 2010, driven primarily by robust demand from our North American service provider customers,” said Jim Tholen, chief financial officer, BroadSoft. “Our margins and profitability improved significantly relative to last year’s second quarter, as operating margins rose to 24% on a non-GAAP basis. In addition, we generated $8.9 million in cash flow from operations during the second quarter and ended the quarter with cash, cash equivalents and marketable securities totaling $194.1 million.”
Guidance
For the third quarter of 2011, BroadSoft anticipates revenue of $31.0 million to $33.0 million, which represents growth of 39% to 48% over third quarter 2010 revenue of $22.3 million. The Company expects to achieve third quarter earnings on a non-GAAP basis of $0.20 to $0.23 per diluted common share and on a GAAP basis of $0.16 to $0.19 per diluted common share.
For the full year 2011, BroadSoft is increasing its guidance and now expects revenue of $127.0 to $130.0 million, reflecting growth of 33% to 36% over 2010 revenue of $95.6 million. The Company anticipates full year 2011 earnings on a non-GAAP basis of $0.90 to $0.95 per diluted common share and on a GAAP basis of $1.10 to $1.15 per diluted common share, which includes an estimated income tax benefit of $0.52 per diluted common share resulting from the release of a tax valuation allowance.
Conference Call
BroadSoft will discuss its second quarter results and business outlook today via teleconference at 8:00 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or +1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, an audio replay will be available between 11:00 a.m. Eastern Time August 8, 2011 and 11:59 p.m. Eastern Time August 25, 2011 by calling 1-855-859-2056 or +1-404-537-3406, with Conference ID 83055974. A recording of the call will be available at http://investors.broadsoft.com beginning two hours following the conclusion of the call until September 8, 2011.
Use of Non-GAAP Financial Measures
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP net income (loss) and net income (loss) per share. BroadSoft defines non-GAAP net income (loss) as net income (loss) plus stock-based compensation expense, amortization expense for acquired intangible assets and non-cash interest expense on the Company’s convertible notes, less the tax benefit related to a valuation allowance release. BroadSoft defines non-GAAP income (loss) per share as non-GAAP net income (loss) divided by the weighted average shares outstanding. Also, in calculating non-GAAP net loss per share for the three and six months ended June 30, 2010, BroadSoft adjusted the GAAP weighted average shares outstanding to include shares of redeemable convertible preferred stock on an “as-if-converted to common stock” basis. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so that management and investors can compare BroadSoft’s core business operating results over multiple periods.

Non-GAAP gross margin, license gross margin and maintenance and services gross margin. BroadSoft defines non-GAAP gross margin as gross margin plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross margin to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so that management and investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross margin between license and maintenance services, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross margin.
Non-GAAP income (loss) from operations. BroadSoft defines non-GAAP income (loss) from operations as income (loss) from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income (loss) from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so that management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
The presentation of non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross margin, non-GAAP income (loss) from operations and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income (loss),” “net income (loss) per share,” “gross margin,” “income (loss) from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “estimate,” “expect,” “will,” “believe” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks® and on its service provider customers to sell services using its applications; claims that the Company infringes the intellectual property rights of others; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended June 30, 2011 filed with the Securities and Exchange Commission, or SEC, on August 8, 2011, and in the Company’s other filings with the SEC. All information in this release is as of August 8, 2011. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft provides software that enables mobile fixed-line, and cable service providers to deliver voice and multimedia services over their IP-based networks. The Company’s software, BroadWorks, enables service providers to provide enterprises and consumers with a range of cloud-based, or hosted, IP multimedia communications, such as hosted IP private branch exchanges, video calling, unified communications, collaboration and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, including all financial statements contained therein and the footnotes thereto, as filed with the SEC on August 8, 2011. The Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
Monica Gould
+1-212-871-3927
monica@blueshirtgroup.com
Industry Analyst / Media Relations:
Elaine Myada
+1-240-720-9558
emyada@broadsoft.com
Brian Lustig
+1-301-775-6203
brian@lustigcommunications.com

BroadSoft, Inc.
Condensed Consolidated Balance Sheets
(unaudited)

	June 30,	December 31,
	2011	2010
	(In thousands, except share and per share data)
Assets:
Current assets:
Cash and cash equivalents	$157,984	$47,254
Short-term investments	36,125	13,703
Accounts receivable, net of allowance for doubtful accounts of $54 and $38 at June 30, 2011 and December 31, 2010, respectively	34,083	40,491
Deferred tax asset	16,481	—
Other current assets	5,740	4,866

Total current assets	250,413	106,314

Long-term assets:
Property and equipment, net	3,657	3,590
Long-term investments	759	4,970
Restricted cash	937	972
Intangible assets, net	3,219	3,709
Goodwill	6,226	6,226
Other long-term assets	3,329	1,575

Total long-term assets	18,127	21,042

Total assets	$268,540	$127,356

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$9,232	$12,439
Notes payable and bank loans, current portion	1,194	1,170
Deferred revenue, current portion	53,014	57,437

Total current liabilities	63,440	71,046

Convertible senior notes	79,551	—
Notes payable and bank loans	—	800
Deferred revenue, net of current portion	1,365	1,827
Deferred tax liability	6,589	—
Other long-term liabilities	1,066	1,138

Total liabilities	152,011	74,811

Stockholders’ equity:

Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at June 30, 2011 and December 31, 2010; no shares issued and outstanding at June 30, 2011 and December 31, 2010	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at June 30, 2011 and December 31, 2010; 26,889,058 and 25,452,227 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	269	255
Additional paid-in capital	187,260	142,508
Accumulated other comprehensive loss	(2,004)	(1,736)
Accumulated deficit	(68,996)	(88,482)

Total stockholders’ equity	116,529	52,545

Total liabilities and stockholders’ equity	$268,540	$127,356

BroadSoft, Inc.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(In thousands, except per share data)
Revenue:
Licenses	$19,202	$10,555	$34,393	$19,338
Maintenance and services	12,977	9,216	27,440	18,237

Total revenue	32,179	19,771	61,833	37,575

Cost of revenue:
Licenses	1,345	1,026	2,621	2,242
Maintenance and services	4,635	3,842	8,950	7,227
Amortization of intangibles	251	192	490	385

Total cost of revenue	6,231	5,060	12,061	9,854

Gross profit	25,948	14,711	49,772	27,721

Operating expenses:
Sales and marketing	9,077	7,710	17,561	14,812
Research and development	6,730	4,952	13,546	9,443
General and administrative	4,496	3,608	8,882	6,887

Total operating expenses	20,303	16,270	39,989	31,142

Income (loss) from operations	5,645	(1,559)	9,783	(3,421)

Other expense (income):
Interest income	(44)	(10)	(87)	(12)
Interest expense	238	393	258	699
Other (income) expense, net	—	(12)	—	173

Total other expense	194	371	171	860

Income (loss) before income taxes	5,451	(1,930)	9,612	(4,281)
(Benefit from) provision for income taxes	(10,340)	(156)	(9,874)	126

Net income (loss)	$15,791	$(1,774)	$19,486	$(4,407)

Net income (loss) per common share available to BroadSoft, Inc. common stockholders:
Basic	$0.59	$(0.20)	$0.74	$(0.58)
Diluted	$0.57	$(0.20)	$0.70	$(0.58)

Weighted average common shares outstanding:
Basic	26,670	8,824	26,189	7,615
Diluted	27,939	8,824	27,796	7,615

Stock-based compensation expense included above:
Cost of revenue	$211	$57	$277	$92
Sales and marketing	415	254	749	365
Research and development	510	201	757	267
General and administrative	765	551	1,220	660

BroadSoft, Inc.
Summary of Condensed Consolidated Cash Flow Activity
(unaudited)

Six months ended
June 30, 2011
Net cash provided by operating activities	$11,990
Net cash used in investing activities	(19,055)
Net cash provided by financing activities	117,727

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		Three Months Ended	June 30,
	2011	2010	March 31, 2011	2011	2010
			(In thousands)
Non-GAAP gross profit:
GAAP gross profit	$25,948	$14,711	$23,824	$49,772	$27,721
(percent of total revenue)	81%	74%	80%	80%	74%
Plus:
Stock-based compensation expense	211	57	66	277	92
Amortization of acquired intangible assets	251	192	239	490	385

Non-GAAP gross profit	$26,410	$14,960	$24,129	$50,539	$28,198

(percent of total revenue)	82%	76%	81%	82%	75%

GAAP license gross profit	$17,606	$9,337	$13,676	$31,282	$16,711
(percent of related revenue)	92%	88%	90%	91%	86%
Plus:
Stock-based compensation expense	62	31	30	92	48
Amortization of acquired intangible assets	251	192	239	490	385

Non-GAAP license gross profit	$17,919	$9,560	$13,945	$31,864	$17,144

(percent of related revenue)	93%	91%	92%	93%	89%

GAAP maintenance and services gross profit	$8,342	$5,374	$10,148	$18,490	$11,010
(percent of related revenue)	64%	58%	70%	67%	60%
Plus:
Stock-based compensation expense	149	26	36	185	44

Non-GAAP maintenance and services gross profit	$8,491	$5,400	$10,184	$18,675	$11,054

(percent of related revenue)	65%	59%	70%	68%	61%

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		Three Months Ended	June 30,
	2011	2010	March 31, 2011	2011	2010
	(In thousands)
Non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$5,645	$(1,559)	$4,138	$9,783	$(3,421)
(percent of total revenue)	18%	(8)%	14%	16%	(9)%
Plus:
Stock-based compensation expense	1,901	1,063	1,102	3,003	1,384
Amortization of acquired intangible assets	251	192	239	490	385

Non-GAAP income (loss) from operations	$7,797	$(304)	$5,479	$13,276	$(1,652)

(percent of total revenue)	24%	(2)%	18%	21%	(4)%

GAAP operating expense	$20,303	$16,270	$19,686	$39,989	$31,142

Less:
Stock-based compensation expense	1,690	1,006	1,036	2,726	1,292

Non-GAAP operating expense	$18,613	$15,264	$18,650	$37,263	$29,850

(as percent of total revenue)	58%	77%	63%	60%	79%

GAAP sales and marketing expense	$9,077	$7,710	$8,484	$17,561	$14,812

Less:
Stock-based compensation expense	415	254	334	749	365

Non-GAAP sales and marketing expense	$8,662	$7,456	$8,150	$16,812	$14,447

(as percent of total revenue)	27%	38%	27%	27%	38%

GAAP research and development expense	$6,730	$4,952	$6,816	$13,546	$9,443

Less:
Stock-based compensation expense	510	201	247	757	267

Non-GAAP research and development expense	$6,220	$4,751	$6,569	$12,789	$9,176

(as percent of total revenue)	19%	24%	22%	21%	24%

GAAP general and administrative expense	$4,496	$3,608	$4,386	$8,882	$6,887

Less:
Stock-based compensation expense	765	551	455	1,220	660

Non-GAAP general and administrative expense	$3,731	$3,057	$3,931	$7,662	$6,227

(as percent of total revenue)	12%	15%	13%	12%	17%

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		Three Months Ended	June 30,
	2011	2010	March 31, 2011	2011	2010
	(In thousands, except per share data)
Non-GAAP net income (loss) and income (loss) per share:
GAAP net income (loss)	$15,791	$(1,774)	$3,695	$19,486	$(4,407)

Adjusted for:
Stock-based compensation expense	1,901	1,063	1,102	3,003	1,384
Amortization of acquired intangible assets	251	192	239	490	385
Non-cash interest expense on our convertible notes	172	—	—	172	—
Tax benefit related to valuation allowance release	(9,926)	—	—	(9,926)	—

Non-GAAP net income (loss)	$8,189	$(519)	$5,036	$13,225	$(2,638)

GAAP net income (loss) per basic common share	$0.59	$(0.20)	$0.14	$0.74	$(0.58)

Adjusted for:
Adjustment for preferred stock conversion (1)	—	0.11	—	—	0.36
Stock-based compensation expense	0.07	0.05	0.04	0.11	0.07
Amortization of acquired intangible assets	0.01	0.01	0.01	0.02	0.02
Non-cash interest expense on our convertible notes	0.01	—	—	0.01	—
Tax benefit related to valuation allowance release	(0.37)	—	—	(0.38)	—

Non-GAAP net income (loss) per basic common share	$0.31	$(0.03)	$0.19	$0.50	$(0.13)

GAAP net income per diluted common share (2)	$0.57		$0.13	$0.70

Adjusted for:
Stock-based compensation expense	0.06		0.04	0.11
Amortization of acquired intangible assets	0.01		0.01	0.02
Non-cash interest expense on our convertible notes	0.01		—	0.01
Tax benefit related to valuation allowance release	(0.36)		—	(0.36)

Non-GAAP net income per diluted common share	$0.29		$0.18	$0.48

Non-GAAP weighted average shares outstanding: (3)
GAAP weighted average shares outstanding		8,824			7,615

Adjusted for:
Adjustment for convertible preferred stock conversion		11,538			12,246

Non-GAAP weighted average shares outstanding		20,362			19,861

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)
(1) For purposes of the calculation of non-GAAP net loss per basic and diluted common share for the three and six months ended June 30, 2010, GAAP weighted average shares outstanding was adjusted as if the conversion of all shares of redeemable convertible preferred stock into common stock occurred at the beginning of the period.
(2) Net loss per diluted common share for the three and six months ended June 30, 2010 is not presented because the effect of the share equivalents is anti-dilutive given the Company’s losses for this period. As a result, non-GAAP net loss per diluted common share is equal to non-GAAP net loss per basic common share for these periods.
(3) For the calculation of GAAP weighted average shares outstanding, the shares of common stock underlying shares of redeemable convertible preferred stock were not included for the period prior to the Company’s initial public offering of its common stock, whereas for the non-GAAP weighted average shares outstanding, the conversion of all shares of redeemable convertible preferred stock was assumed to have occurred at the beginning of the respective periods.

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ending		Year Ending December 31,
	September 30, 2011		2011
	Low End	High End	Low End	High End
	(In thousands, except per share data)
Non-GAAP net income:

GAAP net income	$4,400	$5,400	$30,700	$32,300

Adjusted for:
Stock-based compensation expense	1,900	1,900	6,800	6,800
Amortization of acquired intangible assets	250	250	1,000	1,000
Non-cash interest expense on our convertible notes	500	500	1,130	1,130
Tax benefit related to valuation allowance release	(1,610)	(1,610)	(14,500)	(14,500)

Non-GAAP net income	$5,440	$6,440	$25,130	$26,730

Non-GAAP net income per share:

GAAP net income per diluted common share	$0.16	$0.19	$1.10	$1.15

Adjusted for:
Stock-based compensation expense	0.07	0.07	0.24	0.24
Amortization of acquired intangible assets	0.01	0.01	0.04	0.04
Non-cash interest expense on our convertible notes	0.02	0.02	0.04	0.04
Tax benefit related to valuation allowance release	(0.06)	(0.06)	(0.52)	(0.52)

Non-GAAP net income per diluted common share	$0.20	$0.23	$0.90	$0.95